STEIN ROE MUTUAL FUNDS
SEMIANNUAL REPORT
MARCH 31, 2001

STEIN ROE EQUITY FUNDS

Growth Fund

FOCUS FUND

logo:
Stein Roe Mutual Funds.
Sensible Risks. Intelligent Investments.(R)

CONTENTS
--------------------------------------------------------------------------------

FROM THE PRESIDENT................................................    1

   Stephen E. Gibson's thoughts on the markets and investing

PERFORMANCE SUMMARY...............................................    2

QUESTIONS & Answers...............................................    3

   Interview with the portfolio manager and a summary of investment activity

FUND HIGHLIGHTS...................................................    6

PORTFOLIO OF INVESTMENTS..........................................    7

   A complete list of investments with market values

FINANCIAL STATEMENTS..............................................    9

   Statements of assets and liabilities, operations and changes in net assets

NOTES TO FINANCIAL STATEMENTS.....................................   12

FINANCIAL HIGHLIGHTS..............................................   15

   Selected per-share data

                Must be preceded or accompanied by a prospectus.

FROM THE PRESIDENT
-------------------------------------------------------------------------------

DEAR SHAREHOLDER:
By any measure, the US stock market presented investors with a challenge during the past six months. With economic conditions deteriorating, even high-quality large company stocks, which are often a haven in trying economic times, provided little opportunity to achieve positive results. Against this volatile backdrop, Stein Roe Focus Fund's six-month return was disappointing, although not completely unexpected.
   The upheaval in the markets was a fresh reminder why basic principles like a clear objective, a long-term perspective and diversification are key to investment success. Historically, stock market advances have overcome short-term setbacks. Stocks have also outperformed both bonds and cash over the long term.
   Your fund's portfolio manager, David Brady, exhibited just this type of patience during the period. Even as strong market rotation drove many growth stocks out of favor, he continued to search out large company stocks which he believed to have above-average potential to grow over the long run-in other words, the best growth stocks he could find. This singular focus, regardless of prevailing investment fads and economic trends, has helped the fund achieve positive double-digit returns in prior years. We believe that remaining true to this approach will be the key to strong results in the future as well.
   As always, we thank you for choosing Stein Roe Focus Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,


   /s/Stephen E. Gibson
   Stephen E. Gibson
   President
   May 10, 2001


Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


photo of Stephen E. Gibson

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                                            AVERAGE ANNUAL TOTAL RETURNS
                                            Period Ended March 31, 2001

                                               SIX         ONE      LIFE OF
                                              MONTHS      YEAR      FUND*+
                                           (CUMULATIVE)
-------------------------------------------------------------------------------
STEIN ROE FOCUS FUND, CLASS S                     -25.95%   -18.22%     6.86%
S&P 500 Index                                     -18.74    -21.67      2.12
Morningstar Large Blend Category                  -19.65    -21.11      7.26

* The fund commenced operations on 6/26/98.
+ Benchmark performance is for life of fund from 6/30/98.

Investment Comparisons
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT June 26, 1998 to March 31, 2001

--------------------------------------------------------------------------------
Stein Roe Focus Fund, Class S

           Stein Roe Focus Fund Class S              S&P 500  Index                               Morningstar
                                                                                                  Large Blend Category
           10000
6/30/99    10020                                     10000                                        10000
           9789.54                                   9894                                         9833
           8209.51                                   8464.32                                      8420.98
9/30/98    8729.17                                   9006.88                                      8869.57
           9108.89                                   9738.24                                      9516.25
           9808.45                                   10328.4                                      10051.5
12/31/98   10328.3                                   10923.3                                      10657.9
           10808.6                                   11379.9                                      10997.4
           10588.1                                   11026                                        10647.2
3/31/99    11578.1                                   11467                                        11030.1
           11757.5                                   11910.8                                      11421.6
           11707                                     11629.7                                      11185.5
6/30/99    12367.2                                   12272.8                                      11780.7
           12077.8                                   11891.1                                      11460.5
           11627.3                                   11831.7                                      11330.2
9/30/99    11777.3                                   11507.5                                      11072.6
           12487.5                                   12235.9                                      11682.1
           13146.8                                   12484.3                                      11968.4
12/31/99   14251.2                                   13218.4                                      12745.5
           13695.4                                   12554.8                                      12201.4
           13778.9                                   12317.5                                      12241.8
3/31/00    14681.4                                   13522.2                                      13231.7
           13894.5                                   13115.2                                      12825.1
           13117.8                                   12846.3                                      12507.8
6/30/00    14398.1                                   13162.3                                      12879.5
           14596.8                                   12957                                        12690.4
           16968.8                                   13761.6                                      13539.5
9/30/00    16213.7                                   13035                                        12875.1
           15678.6                                   12980.3                                      12703.9
           13181                                     11957.4                                      11643.5
12/31/00   13605.4                                   12016                                        11817.2
           14149.7                                   12442.6                                      12126.8
           12746                                     11309                                        11027.5
3/31/01    12010                                     10593.2                                      10283


Mutual fund performance changes over time. Please visit www.steinroe.com for daily performance updates. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on June 26, 1998 (June 30, 1998 for the index and the Morningstar category), and reinvestment of income and capital gains distributions. The S&P 500 Index is an unmanaged group of large-cap stocks that differs from the composition of the fund; it is not available for direct investment. Source: Liberty Funds Distributor, Inc.; Morningstar, Inc.

The fund's return is also compared to the average return of the funds included in the Morningstar Large Blend category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant its information to be accurate, correct, complete or timely. It shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Averages.

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QUESTIONS & Answers
--------------------------------------------------------------------------------

AN INTERVIEW WITH DAVID BRADY, PORTFOLIO MANAGER OF
STEIN ROE FOCUS FUND
                                   FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY:
   Stein Roe Focus Fund seeks long-term growth by investing primarily in a limited number of large capitalization companies that the portfolio manager believes have above-average growth potential.

   FUND INCEPTION:
   June 26, 1998

   TOTAL NET ASSETS:
   $57.8 million

Q: HOW DID THE FUND'S CLASS S SHARES PERFORM DURING THE PERIOD?

A: Stein Roe Focus Fund provided sub-par returns during the six months ended March 31, 2001. The fund had a total return of negative 25.95%, underperforming the Standard & Poor's 500 Index which lost 18.74% during the period. The fund's performance is partially attributable to the fact that it has a relatively concentrated portfolio of just 23 stocks, so movements in the price of any stock, for better or worse, will have a larger impact on the fund's total return than if it contained more holdings.

Q: HOW DID THE SLOWING ECONOMY AND THE DOWNTURN IN TECHNOLOGY AFFECT THE FUND'S PERFORMANCE?

A: In response to economic deceleration during the period, investors focused increasingly on companies that appeared likely to meet earnings projections in a weak economic scenario. High-growth sectors like technology and biotechnology lost ground. The fund's technology and telecommunications holdings were particularly hard hit in November and December 2000. Although the fund outperformed the index and its peer group in the first months of 2001, the gains were insufficient to outweigh the earlier losses.
   Some of the technology holdings that performed poorly during the period had been among our strongest performers in previous months. For example, data network storage firm EMC and software company Rational Software (2.3% and 2.3% of net assets, respectively) weighed down the portfolio's performance.

photo: David P. Brady

QUESTIONS & Answers Continued
--------------------------------------------------------------------------------

   The fund's data-storage stocks also took a beating. Stocks of data storage companies were among the fund's best-performing issues as fiscal 2000 wound to a close last September. We believed they would remain so because a computer- and Internet-reliant world generates ever-growing amounts of data that must be stored. Unfortunately, many Internet companies closed their doors over the past six months, flooding the secondary market with their (often brand-new) storage devices. Other businesses began purchasing that equipment at deep discounts, and demand for new equipment from the various storage-device manufacturers declined rapidly.

Q: DID YOU ADJUST THE PORTFOLIO IN RESPONSE TO THESE LOSSES?

A: We pared back the fund's position in data storage stocks in December but have held tight since then. On one hand, there is no way to ascertain how long it will take for the marketplace to absorb the secondhand equipment now available. On the other, the world continues to generate and store an ever-increasing amount of data. For now, we have assumed a wait-and-see attitude toward these stocks.

Q: WHERE WERE THE "BRIGHT SPOTS" IN THE PORTFOLIO?

A: The fund's financial services holdings fared better. Household International (8.4% of net assets) is a major provider of consumer loans and credit cards. SouthTrust (8.4% of net assets) is a holding company for Southtrust Bank and several affiliated companies. These stocks chalked up price gains as investors came to expect that the Federal Reserve (the Fed) would lower its key short-term rates in order to stimulate economic growth. Once the Fed actually made its cuts (a total of 1.5% between January and March), investor sentiment became even more positive.
   Energy also provided some gains, as a result of natural gas supply shortages and exceptionally cold winter weather that drove up demand. This created an unprecedented price increase for natural gas, and big revenue and earnings increases for power-generating companies like Calpine (5.2% of net assets). We purchased this stock earlier in the year because the company exhibited strong fundamentals, excellent management and a solid competitive position. Since then, Calpine has become a leading supplier of power in the West and has developed a reputation for

QUESTIONS & ANSWERS CONTINUED
--------------------------------------------------------------------------------

operating plants that pollute less than its competitors. Calpine was one of the companies chosen by California's government to provide additional power to offset that state's recent energy shortage, helping it to achieve a gain over the six-month period.

Q: WHAT IS YOUR OUTLOOK FOR THE MONTHS TO COME?

A: Going forward, we believe that consumers will hold the key to determining how quickly the stock market recovers. Although we expect continued volatility as the market digests negative economic and earnings news, we believe the worst is behind us. The manufacturing side of the US economy lost much of its steam in the last six months, but consumers continued to spend. Real personal consumption expenditures grew at an annualized rate of 2% to 3%. If consumers stay on that path, the economy could regain its momentum sooner rather than later. That, in turn, would likely boost confidence in the stock market. Additional interest rate cuts, along with President Bush's tax package, could also provide the stimulus needed to revive the economy.
   We remain cautiously optimistic about the prospects for the US equity market. However, it seems doubtful that the headlines will broadcast a more positive message in the immediate future. The market is still adjusting its ideas about how to fairly price technology-related stocks, and we expect that will keep the market off keel awhile longer. In the meantime, we view this as an opportunity to selectively purchase promising stocks in the technology sector and other oversold segments of the market, where there are some quality companies currently selling at attractive prices.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.STEINROE.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 3/31/01 and are subject to change. The S&P 500 Index is an unmanaged group of stocks not associated with any Stein Roe fund. It is not available for direct investment.
An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. As a non-diversified mutual fund, the fund is allowed to invest a greater percentage of its total assets in the securities of a single issuer. This may concentrate issuer risk and, therefore, the fund may have an increased risk of loss compared to a similar diversified mutual fund.

FUND HIGHLIGHTS AS OF MARCH 31, 2001

--------------------------------------------------------------------------------
                             Stein Roe Focus Fund
                   TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Household International     8.4%     Microsoft                          5.7%
Southtrust Bank             8.4      Calpine                            5.2
Duke Energy                 7.4      American Home Products             5.1
Comcast                     6.2      MBNA                               4.9
Fannie Mae                  5.8      Safeway                            4.8

--------------------------------------------------------------------------------

                           EQUITY PORTFOLIO HIGHLIGHTS

                                                            S&P 500
                                         PORTFOLIO           INDEX
--------------------------------------------------------------------------------
Number of Holdings                            23             500
Dollar Weighted Median
  Market Capitalization ($Mil.)           31,969          59,622

--------------------------------------------------------------------------------

Economic Sector Breakdown

Pie charts:

Equity Portfolio
Financials 29%
Utilities 21%
Technology 20%
Consumer-Staples 19%
Health Care 7%
Communication Services 4%

S&P 500 Index
Financials 17%
Utilities 4%
Technology 18%
Consumer-Staples 13%
Health Care 13%
Communication Services 6%
Transportation 1%
Energy 7%
Consumer-Cyclical 9%
Capital Goods 9%
Basic Materials3%



Sector breakdowns are calculated as a percentage of equity market value. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain the same portfolio holdings and sector breakdowns in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the US Office of Management and Budget. The sector classifications used on this page are based upon the advisor's defined criteria as used in the investment process.


--------------------------------------------------------------------------------

                                   ASSET ALLOCATION

    As of March 31, 2000                                As of March 31, 2001
        Equities 97%                                       Equities 95.8%


Cash Equivalents &Other 3.0%                       Cash Equivalents &Other 4.2%

STEIN ROE FOCUS FUND
--------------------------------------------------------------------------------
Investment Portfolio
March 31, 2001 (Unaudited)
(All amounts in thousands)

COMMON STOCKS - 95.8%                                       SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 10.7%
   Broadcasting & Cable - 6.1%
   Comcast Corp., Special Class A....................           85       $ 3,565
                                                                         -------

   Movies & Entertainment - 4.6%
   Viacom, Inc. Class B (a).........................            60         2,643
                                                                         -------

CONSUMER STAPLES - 4.8%
   Safeway, Inc. (a).................................           50         2,758
                                                                         -------

DIVERSIFIED FINANCIALS - 19.1%
   Consumer Finance
   Fannie Mae........................................           42         3,343
   Household International, Inc.....................            82         4,875
   MBNA Corp. ......................................            85         2,814
                                                                         -------
                                                                          11,032
                                                                         -------
FINANCIALS - 8.4%
   Southtrust Corp. ................................           106         4,840
                                                                         -------

HEALTH CARE - 7.1%
   Biotechnology - 2.0%
   Genentech, Inc. (a)...............................           23         1,161
                                                                         -------

   Pharmaceuticals - 5.1%
   American Home Products Corp. .....................           50         2,938
                                                                         -------

SOFTWARE & Services - 13.6%
   Applications Software - 4.1%
   BEA Systems, Inc. (a)............................            35         1,028
   Rational Software Corp. (a).......................           75         1,331
                                                                         -------
                                                                           2,359
                                                                         -------
   Internet Software & Services - 2.4%
   America Online, Inc. (a).........................            35         1,405
                                                                         -------

   Systems Software - 7.1%
   Microsoft Corp. (a) .............................            60         3,281
   Transmeta Corp. (a)...............................           42           809
                                                                         -------
                                                                           4,090
                                                                         -------

TECHNOLOGY HARDWARE & Equipment - 8.5%
   Computer Hardware - 3.8%
   Apple Computer, Inc..............................           100         2,207
                                                                         -------

   Computer Storage & Peripherals - 3.6%
   EMC Corp. (a)....................................            46         1,352
   Network Appliance, Inc. (a)......................            45           757
                                                                         -------
                                                                           2,109
                                                                         -------
See notes to investment portfolio.

STEIN ROE FOCUS FUND CONTINUED
--------------------------------------------------------------------------------

                                                            SHARES         VALUE
--------------------------------------------------------------------------------

TECHNOLOGY HARDWARE & Equipment - (continued)
   Networking Equipment - 1.1%
   Cisco Systems, Inc. (a)..........................            40        $  629
                                                                         -------

TELECOMMUNICATION SERVICES - 3.8%
   Vodafone Group PLC, ADR ..........................           80         2,172
                                                                         -------

UTILITIES - 19.8%
   Calpine Corp. (a).................................           55         3,029
   Duke Energy Corp..................................          100         4,274
   Enron Corp........................................           35         2,033
   Kinder Morgan, Inc................................           40         2,128
                                                                         -------
                                                                          11,464
                                                                         -------
TOTAL COMMON STOCKS (COST OF $55,032)(B).............                     55,372
                                                                         -------
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 3.8%                                  PAR
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 3.8%
   UBS Financial 5.400% (c) 04/02/01 (cost of $ 2,190)      $2,190         2,190
                                                                         -------
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES, NET - 0.4%.............                        247
                                                                         -------

NET ASSETS - 100.0%..................................                    $57,809
                                                                         =======
--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing securities.
(b) Cost for federal income tax purposes is the same.
(c) Rate represents yield at time of purchase.

            Acronym                  Name
           ________                  _____

              ADR         American Depositary Receipt





See notes to financial statements.

STEIN ROE FOCUS FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)
(All amounts in thousands, except per-share data and footnotes)


ASSETS
Investments at value (cost $55,032)...............                    $55,372
Short-term obligations ...........................                      2,190
                                                                      -------
                                                                       57,562
Cash..............................................        $ 5
Receivable for:
   Fund shares sold...............................         10
   Investments sold...............................        265
   Dividends......................................         53
   Other..........................................         16             349
                                                      -------         -------
     Total Assets.................................                     57,911

Liabilities
Payable for Fund shares repurchased...............          5
Accrued:
   Management Fee.................................         36
   Administration Fee.............................          7
   Bookkeeping Fee................................          2
   Transfer Agent Fee.............................         11
   Other..........................................         41
                                                      -------
      Total Liabilities                                                   102
                                                                      -------
   Net Assets ....................................                    $57,809
                                                                      -------

Composition of Net Assets
Paid in capital...................................                    $61,791
Accumulated net investment loss...................                       (162)
Accumulated net realized loss.....................                     (4,160)
Net unrealized appreciation ......................                        340
                                                                      -------
Net Assets........................................                    $57,809
                                                                      -------
Class A
Net asset value & redemption price per share ($1/(b))                  $ 9.90(a)
                                                                      -------
Maximum offering price per share ($9.90/0.9425)...                    $ 10.50(c)
                                                                      -------
Class S
Net asset value, redemption price & offering price per share
   ($57,808/5,827)................................                     $ 9.92
                                                                      -------


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Rounds to less than one.
(c) On sales of $50,000 or more the offering price is reduced.





See notes to financial statements.

STEIN ROE FOCUS FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
(All amounts in thousands)


INVESTMENT INCOME
Dividends ........................................                    $   196
Interest .........................................                        110
                                                                      -------
   Total Investment Income .......................                        306
Expenses
Management fee....................................    $   255
Administration fee................................         51
12b-1 Service fee.................................        (a)
Transfer agent fees...............................         75
Bookkeeping fee...................................         13
Trustees' fee.....................................          7
Custodian fees....................................          2
Audit fee.........................................         11
Legal fee.........................................          1
Registration fee..................................         18
Reports to shareholders...........................          7
Other.............................................         28
                                                      -------
                                                          468
Fees waived by the Distributor....................        (a)
Custodian credits earned..........................        (a)             468
                                                      -------         -------
   Net Investment Loss............................                       (162)
                                                                      -------

Net Realized & Unrealized Loss on Portfolio Positions
Net realized loss.................................     (2,967)
Net change in unrealized appreciation/depreciation
   during the period .............................    (17,567)
                                                      -------
   Net Loss ......................................                    (20,534)
                                                                      -------
Decrease in Net Assets from Operations............                   $(20,696)
                                                                      =======



(a) Rounds to less than one.

See notes to financial statements.

STEIN ROE FOCUS FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(All amounts in thousands)

                                                   (UNAUDITED)
                                                    SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                      MARCH 31    SEPTEMBER 30
INCREASE (DECREASE) IN NET ASSETS                         2001           2000(A)
                                                    ----------    ------------
Operations:
Net investment loss...............................      $ (162)         $ (415)
Net realized gain (loss)..........................      (2,967)          8,802
Net unrealized appreciation /depreciation.........     (17,567)         13,492
                                                      --------        --------
   Net Increase (Decrease) from Operations........     (20,696)         21,879
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains - Class A.................        (b)               --
From net realized gains - Class S.................      (9,199)         (3,219)
                                                      --------        --------
                                                       (29,895)         18,660
                                                      --------        --------
FUND SHARE TRANSACTIONS:
Receipt for shares sold - Class A ................        (b)                1
                                                      --------        --------
Receipt for shares sold - Class S.................       5,861          15,206
Value of distributions reinvested - Class S ......       9,016           3,156
Cost of shares repurchased - Class S..............      (6,825)        (17,018)
                                                      --------        --------
                                                         8,052           1,344
                                                      --------        --------
   Net Increase from Fund Share Transactions......       8,052           1,345
                                                      --------        --------
   Total Increase (Decrease) in net assets........     (21,843)         20,005

NET ASSETS
Beginning of period...............................      79,652          59,647
                                                      --------        --------
End of period (including accumulated net investment
   loss of $162 and $0, respectively).............    $ 57,809        $ 79,652
                                                      --------        --------

NUMBER OF FUND SHARES
Sold - Class A....................................        (b)             (b)
                                                      --------        --------

Sold - Class S....................................         469           1,123
Issued for distributions reinvested - Class S.....         790             247
Repurchased - Class S.............................        (587)         (1,278)
                                                      --------        --------
                                                           672              92
                                                      --------        --------

(a) Class A shares were initially offered on July 31, 2000.
(b) Rounds to less than one.



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
March 31, 2001



NOTE 1. ORGANIZATION
Stein Roe Focus Fund - Class S and Liberty Focus Fund - Class A (formerly Stein Roe Large Company Focus Fund)(collectively the "Fund") is a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A shares. The Fund offers two classes of shares: Class A and Class S. Class S shares are offered continuously at net asset value. Class A shares have their own sales charge and expense structure, please refer to the Fund's Class A shares prospectus for more information on Class A shares. The financial highlights for Class A shares are presented in a separate semi-annual report.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than Class A 12b-1 service fee and Class A and Class S Transfer Agent fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.
   The per share data was calculated using the average shares outstanding during the period.
FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------


and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
OTHER
Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe and Farnham Inc. (the "Advisor") is the investment Advisor of the Fund and receives a monthly fee as follows:
Average net assets    Annual fee rate
------------------    ---------------
First $500 million              0.75%
Next $500 million               0.70%
Next $500 million               0.65%
Over $1.5 billion               0.60%
ADMINISTRATION FEE
The Advisor also provides accounting and other services for a monthly fee as follows:
Average net assets    Annual fee rate
------------------    ---------------
First $500 million             0.150%
Next $500 million              0.125%
Next $500 million              0.100%
Over $1.5 billion              0.075%
BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average net assets over $50 million.
TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses. For more information on the Transfer Agent fee applicable to Class A shares, please refer to the Fund's prospectus.
UNDERWRITING DISCOUNTS, AND SERVICE FEES
Liberty Funds Distributor, Inc. (the "Distributor"), a subsidiary of the Advisor, is the Fund's principal underwriter.
   The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee on Class A net assets. The fee structure for the 12b-1 plan is defined in the Class A prospectus.
EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average daily net assets. For the six months ended March 31, 2001, the Fund's operating expenses (as defined above) did not exceed the 1.50% expense limit.
OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION INVESTMENT ACTIVITY
For the six months ended March 31, 2001, purchases and sales of investments, other than short-term obligations, were $26,317,484 and $23,920,691, respectively.
   Unrealized appreciation (depreciation) for the six months ended March 31, 2001 based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
   appreciation           $ 7,460,123
Gross unrealized
   depreciation            (7,119,747)
                           ----------
Net unrealized
   appreciation            $  340,376
                           ----------
OTHER
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statement of Operations. For the six months ended March 31, 2001, the Trust and Fund had no borrowings under the agreements.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
For the six months ended March 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade Inc. during the six months were $3,510.

Financial Highlights
--------------------------------------------------------------------------------


Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                   CLASS S
--------------------------------------------------------------------------------
                             (UNAUDITED)
                              SIX MONTHS
                                   ENDED      YEAR ENDED     YEAR ENDED  PERIOD ENDED
                               MARCH 31,   SEPTEMBER 30,  SEPTEMBER 30, SEPTEMBER 30,
                                    2001            2000           1999          1998 (A)
                             -----------     -----------   ------------  ------------
NET ASSET VALUE,
BEGINNING OF PERIOD......        $ 15.45         $ 11.78         $ 8.73      $ 10.00
                                 -------         -------        -------      -------
INCOME FROM
INVESTMENT OPERATIONS
   Net investment loss (b)(c)      (0.03)          (0.08)         (0.05)          --
   Net realized and unrealized
      gain (loss) .......          (3.75)           4.39           3.10        (1.27)
                                 -------         -------        -------      -------
   Total from investment
      operations ........          (3.78)           4.31           3.05        (1.27)
                                 -------         -------        -------      -------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS:
   From net realized gains         (1.75)          (0.64)            --            --
                                 -------         -------        -------       -------
NET ASSET VALUE, END OF PERIOD    $ 9.92         $ 15.45        $ 11.78        $ 8.73
                                 =======         =======        =======       =======
Total return (d)(f)......       (25.95)%(e)       37.67%         35.05%      (12.70)%(e)
Ratio to Average Net Assets
Expenses (c)(g)..........          1.38%(h)        1.35%          1.49%         1.50%(h)
Net investment loss (c)(g)       (0.47)%(h)      (0.60)%        (0.47)%       (0.12)%(h)
Portfolio turnover ......            29%(e)          77%            68%           21%(e)
Net assets at end
   of period (000's).....        $57,808         $79,651        $59,647       $44,716

(a) From commencement of operations on June 26, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees waived or reimbursed by affiliates, if applicable.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Not annualized.
(f) Had the affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
--------------------------------------------------------------------------------

TRUSTEES
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer of UAL, Inc.
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Richard W. Lowry
Private Investor
Salvatore Macera
Private Investor
William E. Mayer
Managing Partner, Park Avenue Equity Partners
Charles R. Nelson
Van Voorhis Professor, Department of Economics,
  University of Washington; Consultant on
  economic and statistical matters
John J. Neuhauser
Academic Vice President and Dean of Faculties,
  Boston College
Joseph E. Palombo
Chief Operations Officer, Mutual Funds, Liberty
  Financial Companies, Inc.; Executive Vice
  President and Director of Colonial Management
  Associates, Inc. and Stein Roe & Farnham
  Incorporated; Executive Vice President and
  Chief Administrative Officer of Liberty Funds
  Group LLC
Thomas C. Theobald
Managing Partner, William Blair Capital Partners
Thomas E. Stitzel
Business Consultant and Chartered
Financial Analyst
Anne-Lee Verville
Consultant

OFFICERS
Stephen E. Gibson, President
Kevin M. Carome, Executive Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth Stock Fund
Growth Investor Fund
Young Investor Fund
Focus Fund
Midcap Growth Fund*
Capital Opportunities Fund
International Fund
Small Company Growth Fund
Asia Pacific Fund
Global Thematic Equity Fund
European Thematic Equity Fund
*Formerly Growth Opportunities Fund


                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.

                                                  S21-03/444F-0301 (5/01) 01/958